Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands, except per
share statistics)
	Quarter Ended							Six Months Ended
	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	May 31, 2009 vs May 31, 2008		May 31, 2009	May 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$857,984	$815,793	$736,006	$681,692	$612,063	$245,921	40%	$1,673,777	$1,274,865	$398,912	31%
Interest Expense	320,005	312,720	329,672	305,643	313,248	6,757	2%	632,725	652,689	(19,964)	(3%)
Net Interest Income	537,979	503,073	406,334	376,049	298,815	239,164	80%	1,041,052	622,176	418,876	67%
Other Income [1]	1,081,120	1,189,956	1,568,901	875,121	844,892	236,228	28%	2,271,076	1,820,436	450,640	25%
Revenue Net of Interest Expense	1,619,099	1,693,029	1,975,235	1,251,170	1,143,707	475,392	42%	3,312,128	2,442,612	869,516	36%
Provision for Loan Losses	643,861	937,813	714,176	364,838	210,969	432,892	NM	1,581,674	516,601	1,065,073	NM
Employee Compensation and Benefits	208,151	219,488	187,306	222,426	218,290	(10,139)	(5%)	427,639	435,660	(8,021)	(2%)
Marketing and Business Development	102,922	111,433	119,382	137,928	132,038	(29,116)	(22%)	214,355	273,591	(59,236)	(22%)
Information Processing & Communications	74,441	74,897	81,543	76,675	79,449	(5,008)	(6%)	149,338	157,725	(8,387)	(5%)
Professional Fees	74,550	70,123	111,645	82,775	81,392	(6,842)	(8%)	144,673	155,064	(10,391)	(7%)
Premises and Equipment	18,223	18,072	20,676	20,274	19,803	(1,580)	(8%)	36,295	39,444	(3,149)	(8%)
Other Expense	82,341	65,110	73,530	72,469	75,853	6,488	9%	147,451	147,684	(233)	(0%)
Total Other Expense	560,628	559,123	594,082	612,547	606,825	(46,197)	(8%)	1,119,751	1,209,168	(89,417)	(7%)
Income (Loss) Before Income Taxes [1]	414,610	196,093	666,977	273,785	325,913	88,697	27%	610,703	716,843	(106,140)	(15%)
Tax Expense	188,810	75,699	223,336	94,885	124,370	64,440	52%	264,509	276,471	(11,962)	(4%)
Income From Continuing Operations [1]	225,800	120,394	443,641	178,900	201,543	24,257	12%	346,194	440,372	(94,178)	(21%)
Discontinued Operations, Net of Tax [2]	0	0	(11,306)	1,153	32,605	(32,605)	(100%)	0	(125,010)	125,010	100%
Net Income (Loss) [1,2]	$225,800	$120,394	$432,335	$180,053	$234,148	$(8,348)	(4%)	$346,194	$315,362	$30,832	10%

Net Income (Loss) Available to Common Stockholders [1,2,3]	$209,246	$120,394	$432,335	$180,053	$234,148	$(24,902)	(11%)	$329,640	$315,362	$14,278	5%

Effective Tax Rate From Continuing Operations	45.5%	38.6%	33.5%	34.7%	38.2%			43.3%	38.6%

Balance Sheet Statistics [4]
Total Assets	$41,518,288	$40,606,518	$39,892,382	$37,283,548	$34,020,245	$7,498,043	22%	$41,518,288	$34,020,245	$7,498,043	22%
Total Equity	$7,415,640	$5,999,351	$5,915,823	$6,000,393	$5,849,691	$1,565,949	27%	$7,415,640	$5,849,691	$1,565,949	27%
Total Tangible Common Equity	$5,808,764	$5,542,532	$5,457,083	$5,539,274	$5,538,240	$270,524	5%	$5,808,764	$5,538,240	$270,524	5%
Tangible Common Equity/Total Owned Assets [5]	14.1%	13.8%	13.8%	15.0%	16.4%			14.1%	16.4%
ROE [1,2]	12%	8%	29%	12%	16%			10%	11%
ROE from Continuing Operations [1]	12%	8%	30%	12%	14%			10%	15%

Allowance for Loan Loss (period end)	$1,986,473	$1,878,942	$1,374,585	$959,769	$846,775	$1,139,698	135%	$1,986,473	$846,775	$1,139,698	135%
Change in Loan Loss Reserves	$107,531	$504,357	$414,816	$112,994	$(13,603)	$121,134	NM	$611,888	$86,850	$525,038	NM
Reserve Rate	7.24%	6.70%	5.45%	4.41%	4.28%	296	bps	7.24%	4.28%	296	bps
Interest-only Strip Receivable (period end)	$94,670	$198,536	$300,120	$408,649	$447,994	$(353,324)	(79%)	$94,670	$447,994	$(353,324)	(79%)
Net Revaluation of Retained Interests	$(92,954)	$(98,242)	$(116,335)	$(33,513)	$(44,473)	$(48,481)	109%	$(191,196)	$30,524	$(221,720)	NM

Per Share Statistics
Basic EPS [1,2,6]	$0.43	$0.25	$0.90	$0.38	$0.49	$(0.06)	(12%)	$0.69	$0.66	$0.03	5%
Basic EPS from Continuing Operations [1,6]	$0.43	$0.25	$0.92	$0.38	$0.42	$0.01	2%	$0.69	$0.92	$(0.23)	(25%)
Diluted EPS [1,2,6]	$0.43	$0.25	$0.89	$0.37	$0.48	$(0.05)	(10%)	$0.68	$0.65	$0.03	5%
Diluted EPS from Continuing Operations [1,6]	$0.43	$0.25	$0.92	$0.37	$0.42	$0.01	2%	$0.68	$0.91	$(0.23)	(25%)
Common Stock Price (period end)	$9.56	$5.73	$10.23	$16.45	$17.15	$(7.59)	(44%)	$9.56	$17.15	$(7.59)	(44%)
Tangible Common Equity	$12.06	$11.51	$11.37	$11.55	$11.55	$0.51	4%	$12.06	$11.55
Book Value	$15.40	$12.46	$12.32	$12.51	$12.20	$3.20	26%	$15.40	$12.20	$3.20	26%
Ending Common Shares Outstanding (000's)	481,676	481,459	479,987	479,764	479,346	2,330	0%	481,676	479,346	2,330	0%
Weighted Average Common Shares Outstanding (000's)	481,636	480,497	479,931	479,618	479,270	2,366	0%	481,092	478,896	2,196	0%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	484,965	485,043	484,558	484,128	483,753	1,212	0%	484,998	482,735	2,263	0%

Loan Receivables [4]
Total Loans - Owned	$27,441,514	$28,034,208	$25,216,611	$21,767,483	$20,502,063	$6,939,451	34%	$27,441,514	$20,502,063	$6,939,451	34%
Average Total Loans - Owned	$28,257,484	$27,733,143	$22,945,494	$21,053,804	$19,890,330	$8,367,154	42%	$27,998,194	$20,702,505	$7,295,689	35%

Interest Yield	11.54%	11.24%	11.36%	11.41%	10.40%	114	bps	11.39%	10.37%	102	bps
Net Principal Charge-off Rate	7.53%	6.34%	5.25%	4.76%	4.49%	304	bps	6.95%	4.15%	280	bps
Delinquency Rate (over 30 days)	4.87%	5.04%	4.35%	3.58%	3.54%	133	bps	4.87%	3.54%	133	bps
Delinquency Rate (over 90 days)	2.60%	2.57%	2.06%	1.73%	1.81%	79	bps	2.60%	1.81%	79	bps

Transactions Processed on Networks (000's)
Discover Network	366,315	369,647	377,356	388,504	370,596	(4,281)	(1%)	735,962	749,508	(13,546)	(2%)
PULSE Network	762,175	686,527	644,045	713,791	703,404	58,771	8%	1,448,702	1,324,476	124,226	9%
Total	1,128,490	1,056,174	1,021,401	1,102,295	1,074,000	54,490	5%	2,184,664	2,073,984	110,680	5%

Volume
PULSE Network	$29,128,044	$27,454,173	$25,033,235	$28,364,575	$27,830,403	$1,297,641	5%	$56,582,217	$52,614,298	$3,967,919	8%
Third-Party Issuers	1,340,532	1,362,446	1,538,013	1,711,617	1,603,006	(262,474)	(16%)	2,702,978	3,148,949	(445,971)	(14%)
Diners Club International [7]	6,240,604	6,293,574	7,457,893	5,227,795	-	6,240,604	100%	12,534,178	-	12,534,178	100%
Total Third-Party Payments	36,709,180	35,110,193	34,029,141	35,303,987	29,433,409	7,275,771	25%	71,819,373	55,763,247	16,056,126	29%
Discover Network - Proprietary [8]	21,972,596	22,424,367	22,875,272	25,117,321	23,621,519	(1,648,923)	(7%)	44,396,963	47,695,850	(3,298,887)	(7%)
Total	$58,681,776	$57,534,560	$56,904,413	$60,421,308	$53,054,928	$5,626,848	11%	$116,216,336	$103,459,097	$12,757,239	12%

[1] The quarters ended November 30, 2008, February 28, 2009, and May 31, 2009 include $863 million pre-tax (estimated $535 million after-tax), $475 million pre-tax (estimated $297 million after-tax), and $473 million pre-tax (estimated $295 million after-tax), respectively related to the antitrust settlement.

[2] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations.  The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[3] Net Income (Loss) available to common stockholders equals net income (loss) less dividends and accretion of discount on preferred shares.

[4] Based on Continuing Operations except equity and ROE. Equity is based on company's equity. Equity includes $1.2 billion of preferred stock and $6.2 billion of common equity as of May 31, 2009.

[5] Represents common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

[6] Earnings per share is based on net income (loss) available to common shareholders.

[7] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

[8] Gross proprietary sales volume on the Discover Network.

Discover Financial Services
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended							Six Months Ended
	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	May 31, 2009 vs May 31, 2008		May 31, 2009	May 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$1,607,452	$1,603,849	$1,682,267	$1,638,250	$1,572,697	$34,755	2%	$3,211,301	$3,225,312	$(14,011)	(0%)
Interest Expense	414,063	438,417	602,450	534,887	550,629	(136,566)	(25%)	852,480	1,219,582	(367,102)	(30%)
Net Interest Income	1,193,389	1,165,432	1,079,817	1,103,363	1,022,068	171,321	17%	2,358,821	2,005,730	353,091	18%
Other Income [2]	893,081	923,457	1,287,213	536,997	492,207	400,874	81%	1,816,538	1,128,886	687,652	61%
Revenue Net of Interest Expense	2,086,470	2,088,889	2,367,030	1,640,360	1,514,275	572,195	38%	4,175,359	3,134,616	1,040,743	33%
Provision for Loan Losses	1,111,232	1,333,673	1,105,971	754,028	581,537	529,695	91%	2,444,905	1,208,605	1,236,300	102%
Employee Compensation and Benefits	208,151	219,488	187,306	222,426	218,290	(10,139)	(5%)	427,639	435,660	(8,021)	(2%)
Marketing and Business Development	102,922	111,433	119,382	137,928	132,038	(29,116)	(22%)	214,355	273,591	(59,236)	(22%)
Information Processing & Communications	74,441	74,897	81,543	76,675	79,449	(5,008)	(6%)	149,338	157,725	(8,387)	(5%)
Professional Fees	74,550	70,123	111,645	82,775	81,392	(6,842)	(8%)	144,673	155,064	(10,391)	(7%)
Premises and Equipment	18,223	18,072	20,676	20,274	19,803	(1,580)	(8%)	36,295	39,444	(3,149)	(8%)
Other Expense	82,341	65,110	73,530	72,469	75,853	6,488	9%	147,451	147,684	(233)	(0%)
Total Other Expense	560,628	559,123	594,082	612,547	606,825	(46,197)	(8%)	1,119,751	1,209,168	(89,417)	(7%)
Income (Loss) Before Income Taxes [2]	414,610	196,093	666,977	273,785	325,913	88,697	27%	610,703	716,843	(106,140)	(15%)
Tax Expense	188,810	75,699	223,336	94,885	124,370	64,440	52%	264,509	276,471	(11,962)	(4%)
Income From Continuing Operations [2]	225,800	120,394	443,641	178,900	201,543	24,257	12%	346,194	440,372	(94,178)	(21%)
Discontinued Operations, Net of Tax [2,3]	0	0	(11,306)	1,153	32,605	(32,605)	(100%)	0	(125,010)	125,010	100%
Net Income (Loss) [2,3]	$225,800	$120,394	$432,335	$180,053	$234,148	$(8,348)	(4%)	$346,194	$315,362	$30,832	10%

Balance Sheet Statistics [4]
Total Assets	$64,846,824	$63,231,657	$65,620,476	$65,632,825	$62,148,577	$2,698,247	4%	$64,846,824	$62,148,577	$2,698,247	4%
Total Equity [5]	$7,415,640	$5,999,351	$5,915,823	$6,000,393	$5,849,691	$1,565,949	27%	$7,415,640	$5,849,691	$1,565,949	27%
Total Tangible Common Equity [5]	$5,808,764	$5,542,532	$5,457,083	$5,539,274	$5,538,240	$270,524	5%	$5,808,764	$5,538,240	$270,524	5%
Tangible Common Equity/Net Managed Receivables	11.8%	11.3%	11.0%	11.2%	11.8%			11.8%	11.8%
Tangible Common Equity/Total Managed Assets [6]	9.0%	8.8%	8.4%	8.5%	9.0%			9.0%	9.0%

Net Yield on Loan Receivables	9.26%	9.11%	8.56%	8.95%	8.57%	69	bps	9.19%	8.33%	86	bps
Return on Loan Receivables [2]	1.75%	0.94%	3.52%	1.45%	1.69%	6	bps	1.35%	1.83%	(48)	bps

Loan Receivables [4]
Total Loans - Managed	$51,032,382	$50,888,704	$51,095,278	$50,427,305	$47,841,491	$3,190,891	7%	$51,032,382	$47,841,491	$3,190,891	7%
Average Total Loans - Managed	$51,132,761	$51,877,845	$50,707,090	$49,019,083	$47,472,077	$3,660,684	8%	$51,501,209	$48,163,820	$3,337,389	7%

Managed Interest Yield	12.19%	12.17%	12.65%	12.67%	12.41%	(22)	bps	12.18%	12.56%	(38)	bps
Managed Net Principal Charge-off Rate	7.79%	6.48%	5.48%	5.20%	4.99%	280	bps	7.14%	4.66%	248	bps
Managed Delinquency Rate (over 30 days)	5.08%	5.25%	4.56%	3.85%	3.81%	127	bps	5.08%	3.81%	127	bps
Managed Delinquency Rate (over 90 days)	2.73%	2.69%	2.17%	1.88%	1.96%	77	bps	2.73%	1.96%	77	bps

Total Discover Card Volume	$24,336,751	$23,964,577	$25,318,553	$28,611,680	$25,596,794	$(1,260,043)	(5%)	$48,301,328	$51,803,822	$(3,502,494)	(7%)
Discover Card Sales Volume	$21,494,174	$21,293,757	$22,025,264	$24,601,611	$22,457,651	$(963,477)	(4%)	$42,787,931	$45,612,904	$(2,824,973)	(6%)

Segment - Income Before Income Taxes
U.S. Card	$387,902	$167,167	$646,427	$245,241	$309,123	$78,779	25%	$555,069	$684,526	$(129,457)	(19%)
Third-Party Payments	26,708	28,926	20,550	28,544	16,790	9,918	59%	55,634	32,317	23,317	72%
Total	$414,610	$196,093	$666,977	$273,785	$325,913	$88,697	27%	$610,703	$716,843	$(106,140)	(15%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

[2] The quarters ended November 30, 2008, February 28, 2009, and May 31, 2009 include $863 million pre-tax (estimated $535 million after-tax),  $475 million pre-tax (estimated $297 million after-tax), and $473 million pre-tax (estimated $295 million after-tax), respectively related to the antitrust settlement.

[3] The quarter ended May 31, 2008 includes income from discontinued operations, net of tax of $32.6 million consisting of a $21 million gain related to disposition of the Goldfish business and income of $12 million related to the Goldfish business operations.  The quarter ended February 29, 2008 includes a loss from discontinued operations, net of tax of $158 million consisting of a $172 million loss related to reflecting the Goldfish business as held for sale and income of $14 million related to the Goldfish business operations.

[4] Based on Continuing Operations except equity and ROE. Equity is based on company's equity. Equity includes $1.2 billion of preferred stock and $6.2 billion of common equity as of May 31, 2009.

[5] Balance on a GAAP and Managed basis is the same.

[6] Represents common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Discover Financial Services
U.S. Card Segment
Managed Basis [1]
(unaudited, dollars in thousands)
	Quarter Ended							Six Months Ended
	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	May 31, 2009 vs May 31, 2008		May 31, 2009	May 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$1,607,114	$1,603,362	$1,680,925	$1,637,588	$1,572,164	$34,950	2%	$3,210,476	$3,224,151	$(13,675)	(0%)
Interest Expense	414,002	438,338	602,386	534,870	550,629	(136,627)	(25%)	852,340	1,219,580	(367,240)	(30%)
Net Interest Income	1,193,112	1,165,024	1,078,539	1,102,718	1,021,535	171,577	17%	2,358,136	2,004,571	353,565	18%
Other Income [2]	834,630	863,223	1,234,100	482,311	455,074	379,556	83%	1,697,853	1,057,485	640,368	61%
Revenue Net of Interest Expense	2,027,742	2,028,247	2,312,639	1,585,029	1,476,609	551,133	37%	4,055,989	3,062,056	993,933	32%
Provision for Loan Losses	1,111,232	1,333,673	1,105,971	754,028	581,537	529,695	91%	2,444,905	1,208,605	1,236,300	102%
Total Other Expense	528,608	527,407	560,241	585,760	585,949	(57,341)	(10%)	1,056,015	1,168,925	(112,910)	(10%)
Income (Loss) Before Income Taxes [2]	$387,902	$167,167	$646,427	$245,241	$309,123	$78,779	25%	$555,069	$684,526	$(129,457)	(19%)

Net Yield on Loan Receivables	9.26%	9.11%	8.55%	8.95%	8.56%	70	bps	9.18%	8.32%	86	bps
Pretax Return on Loan Receivables [2]	3.01%	1.31%	5.13%	1.99%	2.59%	42	bps	2.16%	2.84%	(68)	bps

Loan Receivables
Total Loans	$51,032,382	$50,888,704	$51,095,278	$50,427,305	$47,841,491	$3,190,891	7%	$51,032,382	$47,841,491	$3,190,891	7%
Average Total Loans	$51,132,761	$51,877,845	$50,707,090	$49,019,083	$47,472,077	$3,660,684	8%	$51,501,209	$48,163,820	$3,337,389	7%

Managed Interest Yield	12.19%	12.17%	12.65%	12.67%	12.41%	(22)	bps	12.18%	12.56%	(38)	bps
Managed Net Principal Charge-off Rate	7.79%	6.48%	5.48%	5.20%	4.99%	280	bps	7.14%	4.66%	248	bps
Managed Delinquency Rate (over 30 days)	5.08%	5.25%	4.56%	3.85%	3.81%	127	bps	5.08%	3.81%	127	bps
Managed Delinquency Rate (over 90 days)	2.73%	2.69%	2.17%	1.88%	1.96%	77	bps	2.73%	1.96%	77	bps

Credit Card Loans
Credit Card Loans - Managed	$48,903,632	$49,011,177	$49,692,974	$49,348,507	$47,124,842	$1,778,790	4%	$48,903,632	$47,124,842	$1,778,790	4%
Average Credit Card Loans - Managed	$49,108,321	$50,254,235	$49,420,412	$48,168,124	$46,857,480	$2,250,841	5%	$49,674,982	$47,668,191	$2,006,791	4%

Managed Interest Yield	12.37%	12.28%	12.72%	12.70%	12.43%	(6)	bps	12.32%	12.58%	(26)	bps
Managed Net Principal Charge-off Rate	7.99%	6.61%	5.59%	5.28%	5.05%	294	bps	7.30%	4.70%	260	bps
Managed Delinquency Rate (over 30 days)	5.23%	5.41%	4.66%	3.92%	3.85%	138	bps	5.23%	3.85%	138	bps
Managed Delinquency Rate (over 90 days)	2.82%	2.78%	2.22%	1.92%	1.99%	83	bps	2.82%	1.99%	83	bps

Total Discover Card Volume	$24,336,751	$23,964,577	$25,318,553	$28,611,680	$25,596,794	$(1,260,043)	(5%)	$48,301,328	$51,803,822	$(3,502,494)	(7%)
Discover Card Sales Volume	$21,494,174	$21,293,757	$22,025,264	$24,601,611	$22,457,651	$(963,477)	(4%)	$42,787,931	$45,612,904	$(2,824,973)	(6%)

[1] Managed basis assumes loans that have been securitized were not sold and presents earnings and statistical information on these loans in a manner similar to the way loans that have not been sold are presented.  See Reconciliation of GAAP to Managed Data schedule.

[2] The quarters ended November 30, 2008, February 28, 2009 and May 31, 2009 include $863 million pre-tax (estimated $535 million after-tax), $475 million pre-tax (estimated $297 million after-tax), and $473 million pre-tax ($295 million after-tax), respectively related to the antitrust settlement.

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended							Six Months Ended
	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	May 31, 2009 vs May 31, 2008		May 31, 2009	May 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$338	$487	$1,342	$662	$533	$(195)	(37%)	$825	$1,161	$(336)	(29%)
Interest Expense	61	79	64	17	-	61	NM	140	2	138	NM
Net Interest Income	277	408	1,278	645	533	(256)	(48%)	685	1,159	(474)	(41%)
Other Income	58,451	60,234	53,113	54,686	37,133	21,318	57%	118,685	71,401	47,284	66%
Revenue Net of Interest Expense	58,728	60,642	54,391	55,331	37,666	21,062	56%	119,370	72,560	46,810	65%
Provision for Loan Losses	-	-	-	-	-	-	NM	-	-	-	NM
Total Other Expense	32,020	31,716	33,841	26,787	20,876	11,144	53%	63,736	40,243	23,493	58%
Income (Loss) Before Income Taxes	$26,708	$28,926	$20,550	$28,544	$16,790	$9,918	59%	$55,634	$32,317	$23,317	72%

Volume
PULSE Network	$29,128,044	$27,454,173	$25,033,235	$28,364,575	$27,830,403	$1,297,641	5%	$56,582,217	$52,614,298	$3,967,919	8%
Third-Party Issuers	1,340,532	1,362,446	1,538,013	1,711,617	1,603,006	(262,474)	(16%)	2,702,978	3,148,949	(445,971)	(14%)
Diners Club International [1]	6,240,604	6,293,574	7,457,893	5,227,795	-	6,240,604	100%	12,534,178	-	12,534,178	100%
Total Third-Party Payments	$36,709,180	$35,110,193	$34,029,141	$35,303,987	$29,433,409	$7,275,771	25%	$71,819,373	$55,763,247	$16,056,126	29%

Transactions Processed on PULSE Network (000's)	762,175	686,527	644,045	713,791	703,404	58,771	8%	1,448,702	1,324,476	124,226	9%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended					Six Months Ended
	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	May 31, 2009	May 31, 2008

Interest Income
GAAP Basis	$857,984	$815,793	$736,006	$681,692	$612,063	$1,673,777	$1,274,865
Securitization Adjustments [1]	749,468	788,056	946,261	956,558	960,634	1,537,524	1,950,447
Managed Basis	$1,607,452	$1,603,849	$1,682,267	$1,638,250	$1,572,697	$3,211,301	$3,225,312

Interest Expense
GAAP Basis	$320,005	$312,720	$329,672	$305,643	$313,248	$632,725	$652,689
Securitization Adjustments	94,058	125,697	272,778	229,244	237,381	219,755	566,893
Managed Basis	$414,063	$438,417	$602,450	$534,887	$550,629	$852,480	$1,219,582

Net Interest Income
GAAP Basis	$537,979	$503,073	$406,334	$376,049	$298,815	$1,041,052	$622,176
Securitization Adjustments	655,410	662,359	673,483	727,314	723,253	1,317,769	1,383,554
Managed Basis	$1,193,389	$1,165,432	$1,079,817	$1,103,363	$1,022,068	$2,358,821	$2,005,730

Other Income
GAAP Basis	$1,081,120	$1,189,956	$1,568,901	$875,121	$844,892	$2,271,076	$1,820,436
Securitization Adjustments	(188,039)	(266,499)	(281,688)	(338,124)	(352,685)	(454,538)	(691,550)
Managed Basis	$893,081	$923,457	$1,287,213	$536,997	$492,207	$1,816,538	$1,128,886

Revenue Net of Interest Expense
GAAP Basis	$1,619,099	$1,693,029	$1,975,235	$1,251,170	$1,143,707	$3,312,128	$2,442,612
Securitization Adjustments	467,371	395,860	391,795	389,190	370,568	863,231	692,004
Managed Basis	$2,086,470	$2,088,889	$2,367,030	$1,640,360	$1,514,275	$4,175,359	$3,134,616

Provision for Loan Losses
GAAP Basis	$643,861	$937,813	$714,176	$364,838	$210,969	$1,581,674	$516,601
Securitization Adjustments	467,371	395,860	391,795	389,190	370,568	863,231	692,004
Managed Basis	$1,111,232	$1,333,673	$1,105,971	$754,028	$581,537	$2,444,905	$1,208,605

Total Assets
GAAP Basis	$41,518,288	$40,606,518	$39,892,382	$37,283,548	$34,020,245	$41,518,288	$34,020,245
Securitization Adjustments	23,328,536	22,625,139	25,728,094	28,349,277	28,128,332	23,328,536	28,128,332
Managed Basis	$64,846,824	$63,231,657	$65,620,476	$65,632,825	$62,148,577	$64,846,824	$62,148,577

Tangible Common Equity/Total Assets
GAAP Basis	14.1%	13.8%	13.8%	15.0%	16.4%	14.1%	16.4%
Securitization Adjustments	24.9%	24.5%	21.2%	19.5%	19.7%	24.9%	19.7%
Managed Basis	9.0%	8.8%	8.4%	8.5%	9.0%	9.0%	9.0%

Loan Receivables
Total Loans
GAAP Basis	$27,441,514	$28,034,208	$25,216,611	$21,767,483	$20,502,063	$27,441,514	$20,502,063
Securitization Adjustments	23,590,868	22,854,496	25,878,667	28,659,822	27,339,428	23,590,868	27,339,428
Managed Basis	$51,032,382	$50,888,704	$51,095,278	$50,427,305	$47,841,491	$51,032,382	$47,841,491

Average Total Loans
GAAP Basis	$28,257,484	$27,733,143	$22,945,494	$21,053,804	$19,890,330	$27,998,194	$20,702,505
Securitization Adjustments	22,875,277	24,144,702	27,761,596	27,965,279	27,581,747	23,503,015	27,461,315
Managed Basis	$51,132,761	$51,877,845	$50,707,090	$49,019,083	$47,472,077	$51,501,209	$48,163,820

Discover Financial Services
Reconciliation of GAAP to Managed Data [1]
(unaudited, dollars in thousands)

	Quarter Ended					Six Months Ended
	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	May 31, 2008	May 31, 2009	May 31, 2008

Interest Yield
GAAP Basis	11.54%	11.24%	11.36%	11.41%	10.40%	11.39%	10.37%
Securitization Adjustments	13.00%	13.24%	13.71%	13.61%	13.86%	13.12%	14.21%
Managed Basis	12.19%	12.17%	12.65%	12.67%	12.41%	12.18%	12.56%

Net Principal Charge-off Rate
GAAP Basis	7.53%	6.34%	5.25%	4.76%	4.49%	6.95%	4.15%
Securitization Adjustments	8.11%	6.65%	5.68%	5.54%	5.34%	7.37%	5.04%
Managed Basis	7.79%	6.48%	5.48%	5.20%	4.99%	7.14%	4.66%

Delinquency Rate (over 30 days)
GAAP Basis	4.87%	5.04%	4.35%	3.58%	3.54%	4.87%	3.54%
Securitization Adjustments	5.32%	5.52%	4.77%	4.06%	4.01%	5.32%	4.01%
Managed Basis	5.08%	5.25%	4.56%	3.85%	3.81%	5.08%	3.81%

Delinquency Rate (over 90 days)
GAAP Basis	2.60%	2.57%	2.06%	1.73%	1.81%	2.60%	1.81%
Securitization Adjustments	2.88%	2.83%	2.27%	2.00%	2.07%	2.88%	2.07%
Managed Basis	2.73%	2.69%	2.17%	1.88%	1.96%	2.73%	1.96%

Credit Card Loans
Credit Card Loans
GAAP Basis	$25,312,764	$26,156,681	$23,814,307	$20,688,685	$19,785,414	$25,312,764	$19,785,414
Securitization Adjustments	23,590,868	22,854,496	25,878,667	28,659,822	27,339,428	23,590,868	27,339,428
Managed Basis	$48,903,632	$49,011,177	$49,692,974	$49,348,507	$47,124,842	$48,903,632	$47,124,842

Average Credit Card Loans
GAAP Basis	$26,233,044	$26,109,533	$21,658,816	$20,202,845	$19,275,733	$26,171,967	$20,206,876
Securitization Adjustments	22,875,277	24,144,702	27,761,596	27,965,279	27,581,747	23,503,015	27,461,315
Managed Basis	$49,108,321	$50,254,235	$49,420,412	$48,168,124	$46,857,480	$49,674,982	$47,668,191

Interest Yield
GAAP Basis	11.81%	11.39%	11.45%	11.45%	10.40%	11.61%	10.37%
Securitization Adjustments	13.00%	13.24%	13.71%	13.61%	13.86%	13.12%	14.21%
Managed Basis	12.37%	12.28%	12.72%	12.70%	12.43%	12.32%	12.58%

Net Principal Charge-off Rate
GAAP Basis	7.88%	6.58%	5.47%	4.92%	4.63%	7.24%	4.25%
Securitization Adjustments	8.11%	6.65%	5.68%	5.54%	5.34%	7.37%	5.04%
Managed Basis	7.99%	6.61%	5.59%	5.28%	5.05%	7.30%	4.70%

Delinquency Rate (over 30 days)
GAAP Basis	5.15%	5.32%	4.55%	3.72%	3.63%	5.15%	3.63%
Securitization Adjustments	5.32%	5.52%	4.77%	4.06%	4.01%	5.32%	4.01%
Managed Basis	5.23%	5.41%	4.66%	3.92%	3.85%	5.23%	3.85%

Delinquency Rate (over 90 days)
GAAP Basis	2.77%	2.73%	2.16%	1.81%	1.87%	2.77%	1.87%
Securitization Adjustments	2.88%	2.83%	2.27%	2.00%	2.07%	2.88%	2.07%
Managed Basis	2.82%	2.78%	2.22%	1.92%	1.99%	2.82%	1.99%

[1] Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.